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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2005

                           ALLIS-CHALMERS ENERGY INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                            1-2199
(STATE OR OTHER JURISDICTION                         (COMMISSION FILE NUMBER)
     OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


         REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE: 713-369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 22, 2005, the Registrant issued a press release relating to its earnings for the fiscal year ended December 31, 2004, a copy of which is attached as an exhibit hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits.

99.1 Press Release of Company dated April 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALLIS-CHALMERS ENERGY INC.





                                         BY: /S/ VICTOR M. PEREZ
                                             ----------------------------
                                             VICTOR M. PEREZ
                                             CHIEF FINANCIAL OFFICER

DATE: APRIL 22, 2005







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EXHIBIT INDEX

EXHIBIT     DESCRIPTION
-------     --------------------------------------------------
99          Press Release Dated April 22, 2005